UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2012

Date of reporting period:  May 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT   ¦   MAY 31, 2012

THE GROWING IMPACT OF THE GLOBAL CONSUMER

■	95% of the world’s population resides outside the United States1
■	The international landscape offers more than 40,000 potential investments in companies with a market cap of less than $5 billion2
■	The world population is expected to grow to 10.1 billion by the end of the century, 9 billion by 2041, and 8 billion by 20233
■	Asia accounts for almost 30% of world merchandise trade4
■	China should have approximately 1.4 billion middle class consumers compared to 365 million in the U.S. by 20305
■	India had 33% export growth and China had 32% export growth in 20104

Twenty years from now, the world should look very different. Global growth will likely accelerate due to increased output from developing countries, given their growing populations and purchasing power. The incredible changes affecting the global economy are likely to create a world of investment opportunity.

Table #1: Numbers (Millions) and Share (Percent) of the Global Middle Class

	2009		2020E		2030E
North America	338	18%	333	10%	322	7%
Europe	664	36	703	22	680	14
Central and South America	181	10	251	8	313	6
Asia Pacific	525	28	1740	54	3228	66
Sub-Saharan Africa	32	2	57	2	107	2
Middle East and North Africa	105	6	165	5	234	5
World	1845	100	3249	100	4884	100

Table #2: Spending by the Global Middle Class, 2009 to 2030 (Millions of 2005 Purchasing Power Parity Dollars)

	2009		2020E		2030E
North America	5602	26%	5863	17%	5837	10%
Europe	8138	38	10301	29	11337	20
Central and South America	1534	7	2315	7	3117	6
Asia Pacifc	4952	23	14798	42	32596	59
Sub-Saharan Africa	256	1	448	1	827	1
Middle East and North Africa	796	4	1321	4	1966	4
World	21278	100	35045	100	55680	100

World Economic Output Over 50 Years, 1984 – 2034 (2005 Purchasing Power Parity Dollars)
Future Years Based on Estimates

Graphics Source: OECD Development Center, January 2010*. Differences may be due to rounding.

Past performance does not guarantee future results.
Economic predictions are based on estimates and are subject to change.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-877-484-6838 or visit www.heartlandinternationalfund.com. Please read the prospectus carefully before investing.

1Census.gov, 12/2/2011  2Bloomberg Finance, L.P., 5/14/2012  3“Global population to pass 10 billion by 2100, UN projections indicate,” UN News Centre, 5/3/2011  4“International Trade Statistics 2011,” World Trade Organization  5“Within a Generation, China Middle Class Four Times Larger than America’s,” Forbes, 9/5/2011

*OECD Development Centre Working Paper No. 285, “The Emerging Middle Class in Developing Countries.” Herri Kharas, January 2010.

The Heartland International Value Fund is distributed by ALPS Distributors, Inc.

HLI244

TABLE OF CONTENTS

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	2
GROWTH OF HYPOTHETICAL $10,000	4
ADDITIONAL FUND CHARACTERISTICS	5
FINANCIAL STATEMENTS
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
ADDITIONAL INFORMATION
Expense Examples	18
Information Regarding Executive Officers & Directors	19
Definitions	21

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders,

International markets have felt the claws of the bear - with markets off as much as 50% in the past twelve months. Over this period, the International Value Fund declined 23.39%, trailing its benchmark, the MSCI AC World ex USA Small Value Index, which dropped 21.88%.

Year-to-date, however, the Fund has outperformed its benchmark by +1.33%.

Over the course of the past year, the Fund benefited from overall country allocation, with an overweight to Japan providing the largest positive contribution. Whereas the Fund’s overweight to Russia, the worst performing market in the index, detracted from relative performance. Both sector allocation and selection effect were mildly positive for the year. Stock selection within the Industrials sector was the strongest contributor. The Fund’s overweight to the Materials sector was the largest detractor from performance.

Looking forward, the current market environment remains difficult. Recent weakness in non-US equities seems to be due to foreign exchange, as investors flee the Euro for the relative safety of US Treasuries and Japanese Government Bonds. The U.S. and Japan are not without their own debt worries, yet enjoy, at least for now, exceptionally low borrowing rates. As developed economies have slowed, China is not the growth engine that it was earlier and has not, to date, demonstrated a willingness to participate in a coordinated bailout of Europe. But the Chinese have shown interest in sustaining economic growth as witnessed by recent interest rate cuts*. The economies of Brazil and Russia are exposed to the decline of commodity prices and the fourth BRIC1, India, has also dimmed recently. For the moment, it appears global deflation has reared its head. Where is an investor to turn?

We suggest there are compelling pockets of opportunity. For example, the Fund has maintained a significant weighting to Japan and we continue to be bullish on the Land of the Rising Sun. Just as in the U.S., Japanese corporate profits have broken out to their highest levels since prior to the Global Financial Crisis, as illustrated by the blue line in the chart. The gray line indicates that market returns have decoupled significantly from profits. In our experience, market returns have ultimately tracked profits. If the historical relationship reasserts itself, we believe the Fund should participate in a rebound.

Looking forward to what may be a tumultuous balance of 2012, we take comfort in the value inherent in the Fund’s portfolio. To wit:

•	A forward Price to Earnings (P/E) ratio of 9.5x 2012 earnings estimates2

•	A P/E of only 7.8x 2013

•	Price to Cash Flow of 7.3x

•	Debt to Total Capitalization of only 15%

Source: Bloomberg, 6/30/1969 to 3/31/2012
Past performance does not guarantee future results.

Furthermore, as of fiscal year-end, 40 of the Fund’s 45 equity holdings paid a dividend, offering potential ballast for the portfolio and we believe the possibility of increased total returns. Taken together, we are convinced that now is a great time to invest in the Fund. With this in mind, we thank you for your continued trust and confidence.

Yours truly,

Bill Nasgovitz	Michael Poustovi, CFA	Mike Jolin, CFA
Founder and Portfolio Manager	International Analyst	Research Analyst
Heartland Advisors, Inc.

CFA is a trademark owned by the CFA Institute.
*	As of 6/04/2012
1	BRIC is an acronym that refers to the economies of Brazil, Russia, India, and China, which are seen as major developing economies in the world.
2	P/E of less than 10 is equivalent to a earnings yield of greater than 10%! In our view, this is very competitive with alternative investments.

The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks.

FUND SUMMARY

Total Returns as of May 31, 2012	One Year	Since Inception (10/01/10)
International Value Fund	(23.39)%	(10.06)%
MSCI All Country World Index ex USA Small Cap Value Index*	(21.88)	(6.51)

Index Source: FactSet Research Systems, Inc. and MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

*The Index is a total return index, reported in U.S. dollars based on share prices and reinvested net dividends from 44 countries and is not available to purchase.

In the prospectus dated 5/1/12, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.75%. Heartland Advisors has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.75% of the Fund’s average net assets, through at least October 1, 2013, and subject thereafter to annual reapproval of the agreement by the Board of Trustees. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 4.23%. As of the date of this report, Total Annual Fund Operating Expenses would be 2.69% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 1-877-484-6838, or visit www.heartlandinternationalfund.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION(1)(2)

(1)	Percentages are based upon total equity investments and subject to change.

(2)
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT GOAL
The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC
The Fund seeks to capture the long-term capital appreciation of international stocks, with an emphasis on dividend-paying companies. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS
The Fund invests primarily in foreign small companies selected on a value basis that pay dividends. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks. Small company securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents)	45
Net assets	$17.4 mil.
NAV	$8.34
Median market cap	$702.3 mil.
Weighted average market cap	$1,488.5 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
Golden Star Resources Ltd.	4.71%
Trinity Biotech PLC - ADR	4.09
Nippon Seiki Co. Ltd.	3.78
Bombardier Inc.	3.67
NongShim Co. Ltd.	3.58
Daekyo Ltd.	3.48
Alps Logistics Ltd.	3.23
Kazmunaigas Exploration - GDR	3.20
United Drug PLC	3.13
Cia de Saneamento	3.09

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.”  All information, unless otherwise indicated, is as of 5/31/12.

Bill Nasgovitz, Michael Poustovi, and Michael Jolin are registered representatives of ALPS Distributors, Inc. The Fund is distributed by ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

HEARTLAND INTERNATIONAL VALUE FUND
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Heartland International Value Fund – Inception: 10-1-10

The graphs shown above represent a hypothetical investment of $10,000 in the Fund and MSCI Index for the period from inception to 5/31/12. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Past performance does not guarantee future results.

ADDITIONAL FUND CHARACTERISTICS
(UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Fund is managed according to the Advisor’s time-tested 10 Principles of Value InvestingTM.  The Advisor believes this investment process may limit downside risk relative to other equity investment strategies, while providing an opportunity for capital appreciation.

The Fund focuses on companies outside the U.S., generally with market capitalizations of up to $5 billion at the time of purchase. The following table summarizes the market capitalization of the Fund as of May 31, 2012. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Micro-Cap Holdings – $0 - $300 million	25.6%
Small/Mid-Cap Holdings – $300 million - $5 billion	60.9
Large-Cap Holdings – $5 billion +	10.0
Short-Term Investments	3.5
TOTAL	100.0

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of the Fund as of May 31, 2012. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Consumer Discretionary	22.1%
Consumer Staples	11.6
Energy	5.2
Financials	7.3
Health Care	13.5
Industrials	11.8
Information Technology	7.4
Materials	12.7
Utilities	4.9
Cash	3.5
TOTAL	100.0

FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS
May 31, 2012

COMMON STOCKS 93.37%	SHARES	VALUE
Australia 4.26%
Aditya Birla Minerals Ltd.(d)	217,000	$114,024
Collection House Ltd.(b)(d)	226,000	182,507
Goodman Fielder Ltd.(d)	773,333	445,531
		742,062

Brazil 2.70%
Mahle-Metal Leve SA Industria e Comercio	45,000	470,784

Canada 6.51%
Bombardier, Inc.	175,000	640,461
Canam Group, Inc.	100,000	493,779
		1,134,240

China 3.11%
Clear Media Ltd.(a)(d)	500,000	260,842
Wasion Group Holdings Ltd.(d)	750,000	280,432
		541,274

France 2.63%
Alcatel-Lucent(a)(d)	292,500	457,689

Germany 2.74%
Einhell Germany AG(d)	5,000	203,917
KSB AG	300	164,517
KUKA AG(a)(d)	5,000	109,944
		478,378

Ghana 4.71%
Golden Star Resources Ltd.(a)	775,000	821,500

Hong Kong 1.65%
Cathay Pacific Airways Ltd.(d)	100,000	154,038
Guangzhou Automobile Group Co. Ltd.(d)	158,000	133,559
		287,597

Ireland 7.22%
Trinity Biotech PLC - ADR	62,000	713,000
United Drug PLC(d)	200,000	545,086
		1,258,086

Japan 28.65%
Alps Logistics Co. Ltd.(d)	58,100	562,979
Chiba Bank Ltd.(d)	70,000	394,014
Fuji Pharma Co. Ltd.(d)	24,000	330,850
Fukuda Denshi Co. Ltd.(d)	14,000	423,492
Medikit Co. Ltd.	1,000	335,630
Ministop Co. Ltd.(d)	29,900	513,432
Miraial Co. Ltd.(d)	25,000	362,473
Nippon Seiki Co. Ltd.(d)	65,000	658,505
PanaHome Corp.(d)	30,000	181,025
So-net Entertainment Corp.(d)	50	180,114
Sumitomo Real Estate Sales Co. Ltd.(d)	4,550	200,841
Takamatsu Construction Group Co. Ltd.(d)	34,300	506,636
Yokogawa Electric Corp.(d)	20,000	168,712
Yokohama Rubber Co. Ltd.(d)	26,000	174,955
		4,993,658

Kazakhstan 3.20%
KazMunaiGas Exploration Production JSC - GDR	30,000	557,400

Malaysia 0.91%
Wah Seong Corp. Bhd(d)	265,000	159,348

Mexico 2.35%
AuRico Gold, Inc.(a)	55,000	410,031

Norway 1.05%
TGS Nopec Geophysical Co. ASA(d)	7,300	182,862

Republic of Korea 7.06%
Daekyo Co. Ltd.(d)	125,000	607,380
NongShim Co. Ltd.(d)	3,500	624,118
		1,231,498

Russian Federation 2.18%
VSMPO-AVISMA Corp.(d)	2,800	380,864

Thailand 1.77%
Thai Tap Water Supply PCL(d)	1,500,000	308,135

Ukraine 2.56%
Avangardco Investments Public Ltd. - GDR(a)	38,000	446,120

United Kingdom 5.73%
GKN PLC(d)	100,000	283,774
Invensys PLC(d)	75,000	254,416
Persimmon PLC(d)	52,500	461,190
		999,380

Vietnam 2.38%
Keck Seng Investments(d)	1,000,000	415,205
TOTAL COMMON STOCKS (Cost $18,115,350)		16,276,111

PREFERRED STOCKS 3.10%
Brazil 3.10%
Cia de Saneamento do Parana	150,000	539,207

TOTAL PREFERRED STOCKS (Cost $274,497)		539,207

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL
SHORT-TERM INVESTMENTS 3.51%	AMOUNT	VALUE
Time Deposits 3.51%
Wells Fargo (Grand Cayman), 0.024%(c)(d)	$612,709	$612,709

TOTAL SHORT-TERM INVESTMENTS
(Cost $612,709)		612,709
TOTAL INVESTMENTS
(Cost $19,002,556) 99.98%		17,428,027
OTHER ASSETS IN EXCESS OF LIABILITIES 0.02%		4,070
TOTAL NET ASSETS 100.00%		$17,432,097

Percentages are stated as a percent of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
(a)	Non-income producing security.
(b)	Illiquid security. Please see to Note (2)(e) in the Notes to Financial Statements.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is the 7-day yield as of May 31, 2012.
(d)
Classified as Level 2. Valued using methods determined by the Board of Trustees or using systematic fair valuation models provided by an independent pricing source. See Note 3 in the Notes to Financial Statements.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
Ltd	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

SCHEDULE OF OPEN FUTURES CONTRACTS
May 31, 2012

			UNREALIZED
	NUMBER OF	SETTLEMENT	APPRECIATION/
DESCRIPTION	CONTRACTS SOLD	MONTH	(DEPRECIATION)
Australian FX Currency	10	June - 12	$66,533
Euro FX Currency	10	June - 12	127,946
Japanese Yen FX Currency	6	December - 12	(19,196)
Japanese Yen FX Currency	25	June - 12	(42,232)
TOTAL FUTURES CONTRACTS SOLD			$133,051

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2012

ASSETS
Investments, at value (cost $19,002,556)	$17,428,027
Cash	18,000
Dividends and interest receivable	104,310
Deposit for futures at broker	126,475
Receivable for Fund shares sold	3,332
Receivable from Advisor	17,843
Other assets	7,079
TOTAL ASSETS	17,705,066

LIABILITIES
Payable for investments purchased	190,609
Payable to affiliates	34,868
Accrued distribution fee	3,623
Accrued expenses and other liabilities	43,869
TOTAL LIABILITIES	272,969

NET ASSETS	$17,432,097

NET ASSETS CONSIST OF:
Paid-in capital	$21,541,619
Accumulated net investment loss	(65,037)
Accumulated net realized loss on:
Investments	(1,778,505)
Futures contracts	(763,929)
Foreign currency translation	(59,620)
Net unrealized appreciation (depreciation) on:
Investments	(1,574,529)
Futures contracts	133,051
Foreign currency translation	(953)
NET ASSETS	$17,432,097

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,090,876

Net asset value, redemption price and offering price per share(1)	$8.34

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2012

INVESTMENT INCOME
Dividend income(1)	$358,609
Interest income	480
Total Investment Income	359,089

EXPENSES
Advisory fees	148,608
Administration and accounting fees	68,334
Transfer agent fees and expenses	58,478
12b-1 fees	43,708
Audit and tax fees	27,663
Custody fees	25,122
Federal and state registration fees	23,064
Legal fees	16,410
Chief Compliance Officer fees and expenses	14,013
Reports to shareholders	8,217
Trustees’ fees and related expenses	6,792
Other expenses	30,438
TOTAL EXPENSES	470,847
Less waivers and reimbursement by Advisor (Note 4)	(164,889)
NET EXPENSES	305,958
NET INVESTMENT INCOME	53,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Investments	(1,852,033)
Futures contracts	(763,929)
Foreign currency translation	(28,092)
Change in net unrealized appreciation (depreciation) from:
Investments	(2,421,538)
Futures contracts	149,330
Foreign currency translation	(1,637)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,917,899)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,864,768)

(1)	Net of $38,813 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	PERIOD ENDED
	MAY 31, 2012	MAY 31, 2011(1)
FROM OPERATIONS
Net investment income	$53,131	$112,715
Net realized loss from:
Investments	(1,852,033)	(75,840)
Futures contracts	(763,929)	—
Foreign currency translation	(28,092)	(31,528)
Change in net unrealized appreciation (depreciation) from:
Investments	(2,421,538)	847,009
Futures contracts	149,330	(16,279)
Foreign currency translation	(1,637)	684
Net increase (decrease) in net assets from operations	(4,864,768)	836,761

FROM DISTRIBUTIONS
Net investment income	(81,515)	—
Net decrease in net assets resulting from distributions paid	(81,515)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,731,888	18,143,294
Net asset value of shares issued in reinvestment of distributions to shareholders	81,437	—
Costs for shares redeemed*	(4,406,681)	(8,319)
Net increase in net assets from capital share transactions	3,406,644	18,134,975
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,539,639)	18,971,736

NET ASSETS:
Beginning of period	18,971,736	—
End of period	$17,432,097	$18,971,736
*Net of redemption fees of	$392	$86
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(65,037)	$73,083

(1)	The Fund commenced operations on October 1, 2010.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	YEAR ENDED	PERIOD ENDED
	MAY 31, 2012	MAY 31, 2011(1)
Net Asset Value, Beginning of Period	$10.93	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.03	0.13
Net realized and unrealized gain (loss) on investments	(2.58)	0.80
Total from investment operations	(2.55)	0.93
Less distributions paid:
From net investment income	(0.04)	—
Total distributions paid	(0.04)	—
Paid-in capital from redemption fees (Note 2)(5)	0.00	0.00
Net Asset Value, End of Period	$8.34	$10.93
TOTAL RETURN(3)	(23.39)%	9.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000’s)	$17,432	$18,972
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.69%	4.23%
After waiver and expense reimbursement(4)	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	(0.64)%	(0.58)%
After waiver and expense reimbursement(4)	0.30%	1.90%
Portfolio turnover rate(3)	81.69%	22.29%

(1)	The Fund commenced operations on October 1, 2010.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2012

(1)	ORGANIZATION

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heartland International Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust (formerly known as the Heartland International Small Cap Fund).  The investment objective of the Fund is long-term capital appreciation with modest current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on October 1, 2010. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Heartland Advisors, Inc. (the “Advisor”).

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

(a)
Investment Valuation:  Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Trust’s Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These are generally categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by the independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method or other analytical pricing models. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
Foreign Securities and Currency:  The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)
Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly pays no Federal income taxes and no Federal income tax provision is recorded.

(d)
Distributions to Shareholders:  Net investment income and any net realized capital gains, if any, are distributed to each shareholder as a dividend. Dividends from the Fund are declared and paid at least annually. Dividends from the Fund are recorded on ex-dividend date and are determined in accordance with tax regulations.

(e)	Illiquid securities: At May 31, 2012, 1.05% of the Fund’s net assets were illiquid as defined pursuant to guidelines established by the Advisor.

(f)
Use of Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
Other:  For financial reporting purposes, all transactions are accounted for on a trade-date basis. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund amortizes and accretes premium and discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(3)	FAIR VALUE MEASUREMENTS

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 –
Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international fair valued securities and portfolio securities lacking any sales referenced in Note 2.

Level 3 –	Significant unobservable prices or inputs (includes the Board of Trustees and Valuation Committee’s own assumption in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2012:

	Level 1(1)	Level 2(1)(3)	Level 3(2)	Total
Equity
Common Stock	$5,053,222	$11,222,889	$—	$16,276,111
Preferred Stock	539,207	—	—	539,207
Total Equity	5,592,429	11,222,889	—	16,815,318
Short-Term Investments	—	612,709	—	612,709
Total Investments in Securities	$5,592,429	$11,835,598	$—	$17,428,027
Futures Contracts*	$133,051	$—	$—	$133,051

*	This amount represents the net appreciation on futures contracts sold. See page 7 for Schedule of Open Futures Contracts.

Transfers between Levels are recognized as of the beginning and end of the fiscal year.

Transfers into Level 1	$500,147
Transfers out of Level 1	(1,010,542)
Net transfers in and/or out of Level 1	$(510,395)
Transfers into Level 2	$1,010,542
Transfers out of Level 2	(500,147)
Net transfers in and/or out of Level 2	$510,395

(1)	Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model as noted in Note 2a.
(2)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the year ended May 31, 2012, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(3)	For further information regarding security characteristics and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedule of Investments.

(4)	DERIVATIVE INSTRUMENTS

The FASB ASC Topic 815 hierarchy requires enhanced disclosure about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular the Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of the Fund’s total return. The Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

The Fund’s use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

FUTURES CONTRACTS

The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for a future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is a minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value
Futures Contracts	Assets; Deposits for futures at brokers	$133,051

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2012 was as follows:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Net realized gain (loss) on:
Futures contracts	Futures contracts	($763,929)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Value
	Net change in unrealized
	appreciation (depreciation) on:
Futures contracts	Futures contracts	$149,330

(5)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.75% of the Fund’s average daily net assets, through at least October 1, 2013. For the year ended May 31, 2012, expenses of $164,889 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$147,089
May 31, 2015	$164,889

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended May 31, 2012, the Fund accrued expenses of $43,708 pursuant to the 12b-1 Plan.

RELATED PARTY TRANSACTIONS

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and fund accountant; coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. For the year ended May 31, 2012, the Fund incurred $68,334 in administration and accounting fees. At May 31, 2012, the Administrator was owed fees of $20,517.

USBFS also serves as the transfer agent to the Fund. For the year ended May 31, 2012, the Fund incurred $58,478 in transfer agency fees. At May 31, 2012, the Fund owed transfer agency fees of $10,843.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2012, the Fund was allocated $14,013 of the Trust’s Chief Compliance Officer fee. At May 31, 2012, fees of $3,508 were owed by the Fund for the Chief Compliance Officer’s services.

(6)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, shares that are redeemed or exchanged within 90 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in the account as being redeemed first. The fee is retained by the Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in-capital.” The Fund retained redemption fees of $392 and $86 during the year ended May 31, 2012 and the period ended May 31, 2011, respectively.

(7)	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2012, were $15,770,599 and $13,283,567, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	FEDERAL INCOME TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book-tax differences that may have an impact on the character of the Fund’s distributions.

The Fund complies with the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”). The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. At May 31, 2012, fiscal years 2011 and 2012 remain open to examination in the Fund’s major tax jurisdictions.

The tax character of distributions paid during the year ended May 31, 2012 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2012	$81,515	$—

As of May 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$19,100,174
Gross tax unrealized appreciation	784,911
Gross tax unrealized depreciation	(2,457,058)
Net tax unrealized depreciation	(1,672,147)
Undistributed ordinary income	165,632
Undistributed long-term capital gain	—
Total distributable earnings	165,632
Other accumulated losses	(2,603,007)
Total accumulated losses	$(4,109,522)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net	Accumulated Net	Paid-In
Investment Income/(Loss)	Realized Gain	Capital
$(109,736)	$109,736	$—

At May 31, 2012, the Fund had accumulated net realized capital loss carryover of $4,129 which will expire on May 31, 2019, as well as $1,249,852, which will be carried forward indefinitely to offset future realized capital gains.

At May 31, 2012, the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$—	$1,348,073

(9)	RECENT TAX LAW

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC” Act) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended May 31, 2012. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original losses retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing RIC disqualification for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

(10)	FUND SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	YEAR ENDED	PERIOD ENDED
	MAY 31, 2012	MAY 31, 2011(1)
Shares Sold	861,070	1,735,873
Shares Reinvested	10,017	—
Shares Redeemed	(515,307)	(777)
Net Increase	355,780	1,735,096

(1) The Fund commenced operations on October 1, 2010.

(11)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Fund’s financial statements through the date of issuance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Heartland International Value Fund
and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Heartland International Value Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of May 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period from October 1, 2010 to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from October 1, 2010 to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 30, 2012

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 through May 31, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
	12/1/11	5/31/12	12/1/11 – 5/31/12	12/1/11 –5/31/12
Actual	$1,000.00	$ 967.80	$8.61	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82	1.75%

(a)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period multiplied by 183/366 to reflect the one-half year period from December 1, 2011 to May 31, 2012.

OTHER INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-484-6838 or by visiting the Fund’s website www.heartlandinternationalfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the period ended June 30, 2011 is available, without charge, either upon request by calling the Fund toll free at 1-877-484-6838 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Pursuant to Section 853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign	Portion of Ordinary Income Distribution
Taxes Paid	derived from Foreign Sourced Income*
$26,876	100%

*  The Fund has not derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

TAX INFORMATION
For the fiscal year ended May 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Heartland International Value Fund	100%

INDEMNIFICATION
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-484-6838.

INDEPENDENT TRUSTEES
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Dr. Michael D. Akers	Trustee	Indefinite Term;	Professor and Chair of Accounting,	27	Independent Trustee,
615 E. Michigan St.		Since	Marquette University (2004–present).		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001			(an open-end investment
Age: 57					company with two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/Midwest Airlines, Inc.	27	Independent Trustee,
615 E. Michigan St.		Since	(airline company) (1986–present).		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001			(an open-end investment
Age: 55					company with two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired; Managing Director,	27	Independent Trustee,
615 E. Michigan St.		Since	Chief Administrative Officer		Gottex Multi-Asset
Milwaukee, WI 53202		October 23, 2009	(“CAO”) and Chief Compliance		Endowment Fund complex
Age: 68			Officer (“CCO”), Granite Capital		(three closed-end investment
			International Group, L.P. (an investment		companies); Independent
			management firm) (1994–2011);		Trustee, Gottex Multi-
			Vice President, Secretary, Treasurer		Alternatives Fund complex
			and CCO of Granum Series Trust		(three closed-end investment
			(an open-end investment company)		companies); Independent
			1997–2007); President, CAO and CCO,		Manager, Ramius IDF, LLC
			Granum Securities, LLC (a broker-dealer)		(two closed-end investment
			(1997–2007).		companies).

INTERESTED TRUSTEE AND OFFICERS
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Joseph C. Neuberger(1)	Chairperson,	Indefinite Term;	Executive Vice President, U.S. Bancorp	27	Trustee, Buffalo Funds
615 E. Michigan St.	President	Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202	and	August 22, 2001			company with ten portfolios);
Age: 50	Trustee				Trustee, USA MUTUALS
(an open-end investment
company with two portfolios).

John Buckel	Vice President,	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	and	January 10, 2008	(2004–present).
Age: 54	Principal	(Vice President);
	Accounting	Since
	Officer	September 10, 2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	January 26, 2011	(2001–present).
Age: 64	Compliance
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite Term;	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Since	Officer, U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		November 15, 2005	(2004–present).
Age: 32

Jennifer A. Lima	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 10, 2008	(2002–present).
Age: 38

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21, 2011	(2008–present).
Age: 30

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

DEFINITIONS

10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of the company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the company’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

GDP (Gross Domestic Product) is the market value of the goods and services produced by labor and property.

MSCI All Country World Index ex USA Small Cap Value Index is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Price/Earnings Ratio (Forward) for a security is based on actual earnings to date and future estimates made by Heartland Advisors, Inc. Estimates made by Heartland Advisors, Inc. are based on factors such as management guidance, historical performance of the company and its peer group, industry growth rates, street estimates and other factors as deemed appropriate.

Price/Sales Ratio is the stock price divided by the sales per share of the trailing 12-month period.

Purchasing Power Parity (PPP) is an economic theory that estimates the amount of adjustment needed on the exchange rate between countries in order for the exchange to be equivalent to each currency’s purchasing power.

Volatility is a characteristic of the market to rise or fall sharply in price within a short-term period.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 8, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2012	FYE 5/31/11
Audit Fees	$23,000	$17,250
Audit-Related Fees	$0	$0
Tax Fees	$4,660	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2012	FYE 5/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2012	FYE 5/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 8, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date    August 7, 2012

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date    August 7, 2012

* Print the name and title of each signing officer under his or her signature.